                        ANNUAL REPORT / DECEMBER 31, 2002

                             AIM GLOBAL TRENDS FUND


                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                           --Registered Servicemark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                     BLUE AND YELLOW VERTICALS BY JOHN OPPER

      IN THIS WORK BY OPPER, COLOR PLANES AROUND THE BORDER DEFINE SPATIAL

  LOCATIONS. THESE COLOR PLANES THEN MOVE FROM THE EDGES, WHICH ARE VARIATIONS

    OF YELLOW, TOWARD PROGRESSIVELY DARKER TONES THAT RECEDE INTO SPACE. THE

     PLANES ARE PERMITTED TO OVERLAP AND SO ARE NOT FIRMLY LOCATED; GIVING A

   SENSE OF SHIFTING PERSPECTIVE. AIM GLOBAL TRENDS FUND INVESTS IN COMPANIES

          IN SEVEN DIVERSE GLOBAL SECTORS, ALLOWING IT TO ADAPT TO AN

                       EVER-CHANGING GLOBAL ENVIRONMENT.

          BLUE AND YELLOW VERTICALS, 1968-1970. JACK S. BLANTON MUSEUM

          OF ART, THE UNIVERSITY OF TEXAS AT AUSTIN. PURCHASED THROUGH

            THE GENEROSITY OF MARI AND JAMES A. MICHENER, 1970. FOR

              FURTHER INFORMATION PLEASE VISIT BLANTONMUSEUM.ORG.

================================================================================


AIM GLOBAL TRENDS FUND IS FOR SHAREHOLDERS WHO SEEK LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO MEET THIS OBJECTIVE BY INVESTING, NORMALLY, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF ISSUERS IN THE FOLLOWING GLOBAL INDUSTRY SECTORS: CONSUMER PRODUCTS AND SERVICES, FINANCIAL SERVICES, HEALTH CARE, INFRASTRUCTURE, NATURAL RESOURCES, TELECOMMUNICATIONS AND TECHNOLOGY.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Trends Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some market cycles. A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments have a magnified impact when the fund's asset base is relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o Because the fund focuses its investments in particular industries, an investment in the fund may be more volatile than that of other investment companies that do not concentrate their investments in such a manner. The value of the shares of the fund will be especially susceptible to factors affecting the industries in which it focuses. In particular, each of the industries is subject to governmental regulation that may have a material effect on the products and services offered by companies in that industry.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.

o The unmanaged Lipper Global Fund Index represents an average of the performance of the 30 largest global mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance

o   The unmanaged MSCI Europe, Australasia and the Far East (the
    EAFE--Registered Trademark--) Index is a group of foreign securities tracked by Morgan Stanley Capital International.

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                       In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

    To that end, we have also increased the number of comparative benchmarks we include in these reports.

    o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

    o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

    o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

        Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

    Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

    He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

    Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

    Stocks around the world declined in 2002. In general, foreign stock indexes outperformed U.S. indexes but returns varied dramatically by region. However, a weak U.S. dollar benefited many international/global funds as investments purchased in local currency were translated back into dollars in the funds. In this environment, AIM Global Trends Fund Class A shares returned -9.55% at net asset value for the year ended December 31, 2002 (the performance of other share classes is shown on page 6). Performance compared favorably with benchmark indexes. Over the same time period, the fund's broad market index, the MSCI World Index, returned -19.89%, while the Lipper Global Fund Index returned -18.65%.

    Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003


================================================================================

                          FIRST, PROFESSIONAL ADVICE IS

                         MORE IMPORTANT NOW THAN EVER.

                          A FINANCIAL PROFESSIONAL CAN

                        HELP YOU UNDERSTAND YOUR ENTIRE

                               FINANCIAL PROFILE.

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



                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

    EDGAR M. LARSEN
Chief Investment Officer

  [GARY T. CRUM PHOTO]

     GARY T. CRUM
Director of Investments


THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================


DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.



Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT
FISCAL YEAR

The year 2002 was challenging for most equity markets both in the U.S. and abroad. Rising foreign currency values, however, helped boost international fund returns. As discussed in the letter to shareholders from Robert H. Graham, AIM Global trends Fund returned -9.55% for Class A shares at NAV for the one-year period ended December 31, 2002. Like you, we never feel good about negative returns, but given the difficult environment equity markets around the world faced, we believe the fund has performed well relative to its benchmark indexes. Returns for all share classes and benchmark indexes can be found on page 6.

RELEVANT MARKET CONDITIONS

Investors around the world remained bearish for much of 2002, with the MSCI World Index posting negative returns for the year. Returns varied, however, by region.

U.S. MARKETS: While markets generally rallied in March, August, October, and November, the S&P 500 Index returned -22.09% for the year.

Stocks were hurt by:

    o   accounting and corporate governance concerns

    o   modest or non-existent corporate earnings

    o   rising oil prices

    o   uncertainty about the pace of economic recovery

   On a positive note, after touching five-year lows on October 9, 2002, the stock market rallied strongly and as the year ended, stock valuations were more attractive than they had been in the last several years.

INTERNATIONAL MARKETS: European markets were largely lower, hard hit by weak economic data, rising unemployment figures, and disappointing corporate earnings. Asian stocks fared better as the region showed strong economic momentum early in the year. Asian markets were the best performers (sans Japan, which was down decidedly at year-end) in the world this year, declining less than European and U.S. markets.

   The year also ended on an upbeat note for foreign equities as the MSCI EAFE Index and MSCI Europe Index posted returns of 6.45% and 10.88%, respectively, for the fourth quarter. Also, the European Central Bank (ECB) finally cut interest rates in early December, lending the possibility for future rate reductions which could help stimulate growth in the region. In Asia, demand for many Asian exports appears to be holding up and economic growth prospects continue to be some of the best in the world.

OTHER MARKET TRENDS: On a worldwide basis, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses for the year.

CURRENCY MOVEMENT: Many foreign currencies appreciated against the dollar last year; notable among them were the:

    o   Australian dollar (up 10.2%)

    o   Japanese yen (up 9.7%)

    o   British pound (up 10.7%)

    o   Euro (up 18%).

This currency movement proved beneficial to international funds as such funds purchase stocks in local currency and then value those securities in dollars for the funds.


PORTFOLIO COMPOSITION

as of 12/31/02, based on total net assets


====================================================================================================================================
TOP 10 COUNTRIES                     TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------------------
[PIE CHART]                            1. Eni S.p.A. (Italy)               2.6%     1. Automobile Manufacturers               6.7%

IRELAND                      1.8%      2. Porsche A.G.-Pfd. (Germany)      2.3      2. Banks                                  6.5

FRANCE                       2.2%      3. UnitedHealth Group Inc.          2.3      3. Managed Health Care                    5.4

AUSTRALIA                    2.3%      4. Bank of America Corp.            2.2      4. Integrated Oil & Gas                   5.3

CANADA                       2.7%      5. WellPoint Health Networks Inc.   2.1      5. Health Care Distributors & Services    4.7

ITALY                        3.3%      6. Canon Inc. (Japan)               2.1      6. Apparel Retail                         4.6

GERMANY                      4.7%      7. Fannie Mae                       2.0      7. Diversified Commercial Services        4.2

UNITED KINGDOM               5.6%      8. Lowe's Cos., Inc.                1.7      8. Diversified Financial Services         4.1

SPAIN                        5.8%      9. Apollo Group, Inc.-Class A       1.7      9. Wireless Telecommunication Services    3.6

JAPAN                        9.8%     10. Placer Dome Inc. (Canada)        1.7     10. Integrated Telecommunication Services  3.2

UNITED STATES               49.6%

CASH & OTHER COUNTRIES      12.2%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

FUND STRATEGIES AND TECHNIQUES

The fund's objective is to own securities in the following global industry sectors:

    o   consumer products and services

    o   financial services

    o   health care

    o   infrastructure

    o   natural resources

    o   telecommunications

    o   technology

    Although every sector in the S&P 500 and MSCI World Index declined for the year, we continued to strive for a broadly diversified portfolio with exposure in all seven sectors. We also try to keep portfolio quality high by investing in the best companies in each sector regardless of geography. To do this, we use sophisticated models to measure the relationship of companies in the portfolio (or potential stock selections) against various market movements and larger macroeconomic variables, such as interest rates or the price of oil.

    To give you more insight into the types of companies the fund owns, let's look at two stocks that have benefited performance and one that has declined recently but we nonetheless still find attractive.

    UnitedHealth Group offers a variety of health care plans and services and has been a positive contributor to the fund for nearly two years. The company continues to deliver steady earnings growth in an environment of economic uncertainty.

    Placer Dome, the world's sixth-largest gold mining company, produces gold, silver and copper with interests in 18 mines in Australia, the Americas, Papua New Guinea and South Africa. Sluggish economic conditions and attractive fundamentals led to a top-10 position in this stock at year-end.

    Tenet Healthcare, one of the largest hospital chains in the United States, was a positive contributor to fund performance until sentiment about the stock changed as concerns over Medicare charges grew. We continue to hold the stock as the underlying characteristics and fundamentals of the firm remain strong.

    Although we select stocks on a company-by-company basis, we continue to find consumer and health care stocks attractive. In the consumer area, many of our names are more cyclical/durable types such as automobiles. In the health care sector, we remain focused on services and health care providers. In the tech area, we recently added a few stocks, namely, Microsoft and Intuit. We still find a great deal of credit risk in the financial services sector, with many stocks overvalued, so we therefore did not find stocks in this sector as attractive this year.

IN CLOSING

Given the difficult environment global markets faced in 2002, we are pleased with the fund's relative performance compared to its benchmark indexes. We continue to hope for more favorable markets and therefore better absolute returns. We will continue to work diligently to meet the fund's investment objective of long-term growth of capital.




================================================================================
                           PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                          DEREK S. IZUEL, LEAD MANAGER
                                  ERIC THALLER

                          See important fund and index

                        disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

                                    [GRAPHIC]

================================================================================

HISTORY SUGGESTS THAT BEAR MARKETS EVENTUALLY END ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

===================================================================================================================================
12/31/52    26    4/30/59   57    8/31/65    87  11/30/71    93   4/28/78    96      8/31/84   166  12/31/90  330    4/30/97   801
 1/30/53    26    5/29/59   58    9/30/65    89  12/31/71   102   5/31/78    97      9/28/84   166   1/31/91  343    5/30/97   848
 2/27/53    25    6/30/59   58   10/29/65    92   1/31/72   103   6/30/78    95     10/31/84   166   2/28/91  367    6/30/97   885
 3/31/53    25    7/31/59   60   11/30/65    91   2/29/72   106   7/31/78   100     11/30/84   163   3/29/91  375    7/31/97   954
 4/30/53    24    8/31/59   59   12/31/65    92   3/31/72   107   8/31/78   103     12/31/84   167   4/30/91  375    8/29/97   899
 5/29/53    24    9/30/59   56   12/31/65    92   4/28/72   107   9/29/78   102      1/31/85   179   5/31/91  389    9/30/97   947
 6/30/53    24   10/30/59   57    1/31/66    92   5/31/72   109  10/31/78    93      2/28/85   181   6/28/91  371   10/31/97   914
 7/31/53    24   11/30/59   58    2/28/66    91   6/30/72   107  11/30/78    94      3/29/85   180   7/31/91  387   11/28/97   955
 8/31/53    23   12/31/59   59    3/31/66    89   7/31/72   107  12/29/78    96      4/30/85   179   8/30/91  395   12/31/97   970
 9/30/53    23    1/29/60   55    4/29/66    91   8/31/72   111   1/31/79    99      5/31/85   189   9/30/91  387    1/30/98   980
10/30/53    24    2/29/60   56    5/31/66    86   9/29/72   110   2/28/79    96      6/28/85   191  10/31/91  392    2/27/98  1049
11/30/53    24    3/31/60   55    6/30/66    84  10/31/72   111   3/30/79   101      7/31/85   190  11/29/91  375    3/31/98  1101
12/31/53    24    4/29/60   54    7/29/66    83  11/30/72   116   4/30/79   101      8/30/85   188  12/31/91  417    4/30/98  1111
 1/29/54    26    5/31/60   55    8/31/66    77  12/29/72   118   5/31/79    99      9/30/85   182   1/31/92  408    5/29/98  1090
 2/26/54    26    6/30/60   56    9/30/66    76   1/31/73   116   6/29/79   102     10/31/85   189   2/28/92  412    6/30/98  1133
 3/31/54    26    7/29/60   55   10/31/66    80   2/28/73   111   7/31/79   103     11/29/85   202   3/31/92  403    7/31/98  1120
 4/30/54    28    8/31/60   56   11/30/66    80   3/30/73   111   8/31/79   109     12/31/85   211   4/30/92  414    8/31/98   957
 5/31/54    29    9/30/60   53   12/30/66    80   4/30/73   106   9/28/79   109      1/31/86   211   5/29/92  415    9/30/98  1017
 6/30/54    29   10/31/60   53    1/31/67    86   5/31/73   104  10/31/79   101      2/28/86   226   6/30/92  408   10/30/98  1098
 7/30/54    30   11/30/60   55    2/28/67    86   6/29/73   104  11/30/79   106      3/31/86   238   7/31/92  424   11/30/98  1163
 8/31/54    29   12/30/60   58    3/31/67    90   7/31/73   108  12/31/79   107      4/30/86   235   8/31/92  414   12/31/98  1229
 9/30/54    32    1/31/61   61    4/28/67    94   8/31/73   104   1/31/80   114      5/30/86   247   9/30/92  417    1/29/99  1279
10/29/54    31    2/28/61   63    5/31/67    89   9/28/73   108   2/29/80   113      6/30/86   250  10/30/92  418    2/26/99  1238
11/30/54    34    3/31/61   65    6/30/67    90  10/31/73   108   3/31/80   102      7/31/86   236  11/30/92  431    3/31/99  1286
12/31/54    35    4/28/61   65    7/31/67    94  11/30/73    95   4/30/80   106      8/29/86   252  12/31/92  435    4/30/99  1335
 1/31/55    36    5/31/61   66    8/31/67    93  12/31/73    97   5/30/80   111      9/30/86   231   1/29/93  438    5/31/99  1301
 2/28/55    36    6/30/61   64    9/29/67    96   1/31/74    96   6/30/80   114     10/31/86   243   2/26/93  443    6/30/99  1372
 3/31/55    36    7/31/61   66   10/31/67    93   2/28/74    96   7/31/80   121     11/28/86   249   3/31/93  451    7/30/99  1328
 4/29/55    37    8/31/61   68   11/30/67    94   3/29/74    93   8/29/80   122     12/31/86   242   4/30/93  440    8/31/99  1320
 5/31/55    37    9/29/61   66   12/29/67    96   4/30/74    90   9/30/80   125      1/30/87   274   5/31/93  450    9/30/99  1282
 6/30/55    41   10/31/61   68    1/31/68    92   5/31/74    87  10/31/80   127      2/27/87   284   6/30/93  450   10/29/99  1362
 7/29/55    43   11/30/61   71    2/29/68    89   6/28/74    86  11/28/80   140      3/31/87   291   7/30/93  448   11/30/99  1388
 8/31/55    43   12/29/61   71    3/29/68    90   7/31/74    79  12/31/80   135      4/30/87   288   8/31/93  463   12/31/99  1469
 9/30/55    43    1/31/62   68    4/30/68    97   8/30/74    72   1/30/81   129      5/29/87   290   9/30/93  458    1/31/00  1394
10/31/55    42    2/28/62   69    5/31/68    98   9/30/74    63   2/27/81   131      6/30/87   304  10/29/93  467    2/29/00  1366
11/30/55    45    3/30/62   69    6/28/68    99  10/31/74    73   3/31/81   136      7/31/87   318  11/30/93  461    3/31/00  1498
12/30/55    45    4/30/62   65    7/31/68    97  11/29/74    69   4/30/81   132      8/31/87   329  12/31/93  466    4/28/00  1452
 1/31/56    43    5/31/62   59    8/30/68    98  12/31/74    68   5/29/81   132      9/30/87   321   1/31/94  481    5/31/00  1420
 2/29/56    45    6/29/62   54    9/30/68   102   1/31/75    76   6/30/81   131     10/30/87   251   2/28/94  467    6/30/00  1454
 3/30/56    48    7/31/62   58   10/31/68   103   2/28/75    81   7/31/81   130     11/30/87   230   3/31/94  445    7/31/00  1430
 4/30/56    48    8/31/62   59   11/29/68   108   3/31/75    83   8/31/81   122     12/31/87   247   4/29/94  450    8/31/00  1517
 5/31/56    45    9/28/62   56   12/31/68   103   4/30/75    87   9/30/81   116      1/29/88   257   5/31/94  456    9/29/00  1436
 6/29/56    46   10/31/62   56    1/31/69   103   5/30/75    91  10/30/81   121      2/29/88   267   6/30/94  444   10/31/00  1429
 7/31/56    49   11/30/62   62    2/28/69    98   6/30/75    95  11/30/81   126      3/31/88   258   7/29/94  458   11/30/00  1314
 8/31/56    47   12/31/62   63    3/31/69   101   7/31/75    88  12/31/81   122      4/29/88   261   8/31/94  475   12/29/00  1320
 9/28/56    45    1/31/63   66    4/30/69   103   8/29/75    86   1/29/82   120      5/31/88   262   9/30/94  462    1/31/01  1366
10/31/56    45    2/28/63   64    5/30/69   103   9/30/75    83   2/26/82   113      6/30/88   273  10/31/94  472    2/28/01  1239
11/30/56    45    3/29/63   66    6/30/69    97  10/31/75    89   3/31/82   111      7/29/88   272  11/30/94  453    3/30/01  1160
12/31/56    46    4/30/63   69    7/31/69    91  11/28/75    91   4/30/82   116      8/31/88   261  12/30/94  459    4/30/01  1249
 1/31/57    44    5/31/63   70    8/29/69    95  12/31/75    90   5/31/82   111      9/30/88   271   1/31/95  470    5/31/01  1255
 2/28/57    43    6/28/63   69    9/30/69    93   1/30/76   100   6/30/82   109     10/31/88   278   2/28/95  487    6/29/01  1224
 3/29/57    44    7/31/63   69   10/31/69    97   2/27/76    99   7/30/82   107     11/30/88   273   3/31/95  500    7/31/01  1211
 4/30/57    45    8/30/63   72   11/28/69    93   3/31/76   102   8/31/82   119     12/30/88   277   4/28/95  514    8/31/01  1133
 5/31/57    47    9/30/63   71   12/31/69    92   4/30/76   101   9/30/82   120      1/31/89   297   5/31/95  533    9/28/01  1040
 6/28/57    47   10/31/63   74    1/30/70    85   5/31/76   100  10/29/82   133      2/28/89   288   6/30/95  544   10/31/01  1059
 7/31/57    47   11/29/63   73    2/27/70    89   6/30/76   104  11/30/82   138      3/31/89   294   7/31/95  562   11/30/01  1139
 8/30/57    45   12/31/63   75    3/31/70    89   7/30/76   103  12/31/82   140      4/28/89   309   8/31/95  561   12/31/01  1148
 9/30/57    42    1/31/64   77    4/30/70    81   8/31/76   102   1/31/83   145      5/31/89   320   9/29/95  584    1/31/02  1130
10/31/57    41    2/28/64   77    5/29/70    76   9/30/76   105   2/28/83   148      6/30/89   317  10/31/95  581    2/28/02  1106
11/29/57    41    3/31/64   78    6/30/70    72  10/29/76   102   3/31/83   152      7/31/89   346  11/30/95  605    3/29/02  1147
12/31/57    39    4/30/64   79    7/31/70    78  11/30/76   102   4/29/83   164      8/31/89   351  12/29/95  615    4/30/02  1076
 1/31/58    41    5/29/64   80    8/31/70    81  12/31/76   107   5/31/83   162      9/29/89   349   1/31/96  636    5/31/02  1067
 2/28/58    40    6/30/64   81    9/30/70    84   1/31/77   102   6/30/83   168     10/31/89   340   2/29/96  640    6/28/02   989
 3/31/58    42    7/31/64   83   10/30/70    83   2/28/77    99   7/29/83   162     11/30/89   345   3/29/96  645    7/31/02   911
 4/30/58    43    8/31/64   81   11/30/70    87   3/31/77    98   8/31/83   164     12/29/89   353   4/30/96  654    8/30/02   916
 5/30/58    44    9/30/64   84   12/31/70    92   4/29/77    98   9/30/83   166      1/31/90   329   5/31/96  669    9/30/02   815
 6/30/58    45   10/30/64   84    1/29/71    95   5/31/77    96  10/31/83   163      2/28/90   331   6/28/96  670   10/30/02   890
 7/31/58    47   11/30/64   84    2/26/71    96   6/30/77   100  11/30/83   166      3/30/90   339   7/31/96  639   11/29/02   936
 8/29/58    47   12/31/64   84    3/31/71    10 0 7/29/77    98  12/30/83   164      4/30/90   330   8/30/96  651   12/31/02   879
 9/30/58    50    1/29/65   87    4/30/71    10 3 8/31/77    96   1/31/84   163      5/31/90   361   9/30/96  687
10/31/58    51    2/26/65   87    5/31/71    99   9/30/77    96   2/29/84   157      6/29/90   358  10/31/96  705
11/28/58    52    3/31/65   86    6/30/71    99  10/31/77    92   3/30/84   159      7/31/90   356  11/29/96  757
12/31/58    55    4/30/65   89    7/30/71    95  11/30/77    94   4/30/84   160      8/31/90   322  12/31/96  740
 1/30/59    55    5/31/65   88    8/31/71    99  12/30/77    95   5/31/84   150      9/28/90   306   1/31/97  786
 2/27/59    55    6/30/65   84    9/30/71    98   1/31/78    89   6/29/84   153     10/31/90   304   2/28/97  790
 3/31/59    55    7/30/65   85   10/29/71    94   2/28/78    87   7/31/84   150     11/30/90   322   3/31/97  757
                                                  3/31/78    89
                                                                           Source: Bloomberg LP
===================================================================================================================================

The last three years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history suggests that bear markets eventually end.

    That is why AIM urges all investors to maintain a long-term investment discipline.

FUND PERFORMANCE

===============================================================================

RESULTS OF A $10,000 INVESTMENT
9/15/97-12/31/02

Index data from 8/31/97-12/31/02


                                [MOUNTAIN CHART]



                          AIM GLOBAL              AIM GLOBAL
                          TRENDS FUND            TRENDS FUND      MSCI WORLD  LIPPER GLOBAL
              DATE       CLASS A SHARES        CLASS B SHARES       INDEX       FUND INDEX


            09/15/97         9525                 10000             10000        10000
            09/30/97         9725                 10201             10542        10621
            10/31/97         9317                  9773              9985         9953
            11/30/97         9175                  9624             10160         9974
            12/31/97         9269                  9716             10282        10091
            01/31/98         9034                  9470             10567        10204
            02/28/98         9775                 10239             11280        10892
            03/31/98        10298                 10778             11755        11440
            04/30/98        10403                 10888             11868        11607
            05/31/98        10150                 10622             11717        11507
            06/30/98        10333                 10797             11994        11543
            07/31/98        10106                 10568             11972        11548
            08/31/98         8380                  8756             10374         9866
            09/30/98         8485                  8866             10555         9872
            10/31/98         8860                  9241             11507        10526
            11/30/98         9418                  9827             12190        11106
            12/31/98        10139                 10575             12783        11567
            01/31/99        10483                 10927             13062        11808
            02/28/99        10129                 10556             12713        11468
            03/31/99        10660                 11103             13241        11862
            04/30/99        11279                 11743             13761        12400
            05/31/99        10854                 11298             13256        12036
            06/30/99        11544                 12012             13873        12642
            07/31/99        11429                 11891             13830        12676
            08/31/99        11349                 11808             13803        12664
            09/30/99        11473                 11929             13668        12554
            10/31/99        12224                 12708             14376        13042
            11/30/99        13339                 13856             14779        13918
            12/31/99        15401                 15988             15973        15465
            01/31/00        14620                 15179             15056        14860
            02/29/00        15645                 16223             15095        15778
            03/31/00        15675                 16263             16137        16171
            04/30/00        14758                 15291             15453        15364
            05/31/00        14123                 14636             15060        14908
            06/30/00        14690                 15210             15565        15498
            07/31/00        14427                 14933             15124        15184
            08/31/00        15627                 16171             15614        15800
            09/30/00        14983                 15495             14782        14959
            10/31/00        13802                 14267             14532        14594
            11/30/00        13167                 13602             13649        13744
            12/31/00        14187                 14660             13867        14146
            01/31/01        13665                 14113             14135        14381
            02/28/01        12813                 13220             12939        13327
            03/31/01        11802                 12181             12086        12401
            04/30/01        12728                 13131             12977        13250
            05/31/01        12653                 13052             12808        13169
            06/30/01        12322                 12694             12405        12799
            07/31/01        12088                 12448             12238        12482
            08/31/01        11747                 12102             11650        11986
            09/30/01        10715                 11041             10622        10867
            10/31/01        11023                 11353             10825        11137
            11/30/01        11375                 11711             11464        11744
            12/31/01        11768                 12104             11535        11915
            01/31/02        11480                 11813             11184        11554
            02/28/02        11544                 11869             11086        11486
            03/31/02        12091                 12431             11597        12030
            04/30/02        12208                 12543             11182        11738
            05/31/02        12262                 12588             11201        11765
            06/30/02        11919                 12240             10520        11081
            07/31/02        10967                 11252              9632        10102
            08/31/02        10999                 11286              9648        10148
            09/30/02        10186                 10434              8586         9139
            10/31/02        10668                 10928              9219         9661
            11/30/02        10978                 11241              9715        10134
            12/31/02        10647                 10807              9241         9692

                                                            Source: Lipper, Inc.


Past performance cannot guarantee comparable future results.

=========================================================================================


Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

    Performance of the fund's Class A, B, and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

    This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS

including sales charges
as of 12/31/02

================================================================================

CLASS A SHARES
 Inception (9/15/97)                 1.19%
  5 Years                            1.82
  1 Year                           -13.85

CLASS B SHARES
 Inception (9/15/97)                 1.48%
  5 Years                            1.97
  1 Year                           -14.51

CLASS C SHARES
 Inception (1/2/98) 2.35%
  1 Year                           -10.83

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================


FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                               -9.55%
CLASS B SHARES                              -10.01
CLASS C SHARES                               -9.93
MSCI WORLD (BROAD MARKET
& STYLE SPECIFIC INDEX)                     -19.89
LIPPER GLOBAL FUND INDEX (PEER GROUP)       -18.65


===============================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
DOMESTIC COMMON STOCKS-49.55%

Apparel Retail-1.54%

Limited Brands                                    58,600   $    816,298
-----------------------------------------------------------------------
Ross Stores, Inc.                                 26,700      1,131,813
=======================================================================
                                                              1,948,111
=======================================================================

APPLICATION SOFTWARE-1.88%

Fair, Issac and Co., Inc.                         23,500      1,003,450
-----------------------------------------------------------------------
Intuit Inc.(a)                                    29,400      1,379,448
=======================================================================
                                                              2,382,898
=======================================================================

AUTO PARTS & EQUIPMENT-0.29%

ArvinMeritor, Inc.                                21,900        365,073
=======================================================================

BANKS-3.92%

Bank of America Corp.                             39,300      2,734,101
-----------------------------------------------------------------------
First Tennessee National Corp.                    24,100        866,154
-----------------------------------------------------------------------
Southtrust Corp.                                  55,200      1,371,720
=======================================================================
                                                              4,971,975
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.27%

Best Buy Co., Inc.(a)                             13,900        335,685
=======================================================================

Computer Hardware-1.18%

Dell Computer Corp.(a)                            56,200      1,502,788
=======================================================================

CONSUMER FINANCE-2.18%

Capital One Financial Corp.                       22,400        665,728
-----------------------------------------------------------------------
Countrywide Financial Corp.                       18,800        971,020
-----------------------------------------------------------------------
Providian Financial Corp.(a)                     174,300      1,131,207
=======================================================================
                                                              2,767,955
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.20%

Apollo Group, Inc.-Class A(a)                     48,900      2,151,600
-----------------------------------------------------------------------
Cendant Corp.(a)                                  77,700        814,296
-----------------------------------------------------------------------
Deluxe Corp.                                      26,800      1,128,280
-----------------------------------------------------------------------
Viad Corp.                                        55,400      1,238,190
=======================================================================
                                                              5,332,366
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-4.09%

Fannie Mae                                        39,600      2,547,468
-----------------------------------------------------------------------
Freddie Mac                                       33,800      1,995,890
-----------------------------------------------------------------------
John Nuveen Co. (The)-Class A                     25,600        648,960
=======================================================================
                                                              5,192,318
=======================================================================

DIVERSIFIED METALS & MINING-0.74%

Freeport-McMohan Copper & Gold, Inc.-Class
  B(a)                                            56,200        943,036
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.81%

Agilent Technologies, Inc.(a)                     40,800   $    732,768
-----------------------------------------------------------------------
Tech Data Corp.(a)                                11,100        299,256
=======================================================================
                                                              1,032,024
=======================================================================

EMPLOYMENT SERVICES-0.53%

Manpower Inc.                                     21,000        669,900
=======================================================================

Health Care Distributors & Services-4.74%

AdvancePCS(a)                                     33,200        737,372
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   61,500      1,517,205
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                           8,300        398,732
-----------------------------------------------------------------------
McKesson Corp.                                    34,700        937,941
-----------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)       15,500        453,685
-----------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         34,600      1,968,740
=======================================================================
                                                              6,013,675
=======================================================================

HEALTH CARE FACILITIES-1.66%

HCA Inc.                                          13,300        551,950
-----------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         62,250      1,020,900
-----------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)        11,800        532,180
=======================================================================
                                                              2,105,030
=======================================================================

HOME IMPROVEMENT RETAIL-1.74%

Lowe's Cos., Inc.                                 59,000      2,212,500
=======================================================================

Household Products-1.29%

Dial Corp. (The)                                  48,900        996,093
-----------------------------------------------------------------------
Procter & Gamble Co. (The)                         7,500        644,550
=======================================================================
                                                              1,640,643
=======================================================================

INTERNET SOFTWARE & SERVICES-0.66%

PEC Solutions, Inc.(a)                            16,800        502,320
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                    20,600        336,810
=======================================================================
                                                                839,130
=======================================================================

IT CONSULTING & SERVICES-0.31%

Cognizant Technology Solutions Corp.(a)            5,500        397,265
=======================================================================

Managed Health Care-5.42%

Coventry Health Care, Inc.(a)                     28,100        815,743
-----------------------------------------------------------------------
Mid Atlantic Medical Services, Inc.(a)             8,400        272,160
-----------------------------------------------------------------------
Oxford Health Plans, Inc.(a)                       8,100        295,245
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           34,200      2,855,700
-----------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 37,000      2,632,920
=======================================================================
                                                              6,871,768
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

Networking Equipment-1.26%

Cisco Systems, Inc.(a)                           122,300   $  1,602,130
=======================================================================

Pharmaceuticals-1.62%

Johnson & Johnson                                 14,700        789,537
-----------------------------------------------------------------------
Pfizer Inc.                                       41,600      1,271,712
=======================================================================
                                                              2,061,249
=======================================================================

Property & Casualty Insurance-1.99%

PMI Group, Inc. (The)                             31,600        949,264
-----------------------------------------------------------------------
Progressive Corp.                                 21,900      1,086,897
-----------------------------------------------------------------------
Radian Group Inc.                                 13,200        490,380
=======================================================================
                                                              2,526,541
=======================================================================

Railroads-0.98%

Union Pacific Corp.                               20,800      1,245,296
=======================================================================

Semiconductor Equipment-0.28%

Lam Research Corp.(a)                             32,800        354,240
=======================================================================

Semiconductors-1.22%

QLogic Corp.(a)                                   44,900      1,549,499
=======================================================================

Specialty Stores-1.64%

AutoZone, Inc.(a)                                 14,600      1,031,490
-----------------------------------------------------------------------
Office Depot, Inc.(a)                             52,300        771,948
-----------------------------------------------------------------------
United Rentals, Inc.(a)                           25,700        276,532
=======================================================================
                                                              2,079,970
=======================================================================

Systems Software-2.63%

Microsoft Corp.(a)                                25,000      1,292,500
-----------------------------------------------------------------------
Network Associates, Inc.(a)                       38,800        624,292
-----------------------------------------------------------------------
Symantec Corp.(a)                                 35,200      1,423,840
=======================================================================
                                                              3,340,632
=======================================================================

Telecommunications Equipment-0.48%

QUALCOMM Inc.(a)                                  16,800        611,352
=======================================================================
    Total Domestic Common Stocks (Cost
      $63,673,199)                                           62,895,049
=======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-46.69%

Australia-2.30%

Australia & New Zealand Banking Group Ltd.
  (Banks)                                        149,800      1,458,446
-----------------------------------------------------------------------
Boral Ltd. (Construction Materials)              333,800        814,807
-----------------------------------------------------------------------
Orica Ltd. (Diversified Chemicals)               109,800        646,950
=======================================================================
                                                              2,920,203
=======================================================================

Canada-2.65%

Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 87,600      1,228,584
-----------------------------------------------------------------------
Placer Dome Inc. (Gold)                          187,800      2,133,385
=======================================================================
                                                              3,361,969
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

Denmark-0.72%

Coloplast A.S.-Class B (Health Care Supplies)     12,600   $    917,549
=======================================================================

France-2.16%

Business Objects S.A. (Application
  Software)(a)                                    20,400        300,451
-----------------------------------------------------------------------
Orange S.A. (Wireless Telecommunication
  Services)(a)                                   176,900      1,223,768
-----------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  29,900      1,219,719
=======================================================================
                                                              2,743,938
=======================================================================

Germany-4.72%

Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  45,823      1,391,130
-----------------------------------------------------------------------
Beiersdorf A.G. (Personal Products)               15,500      1,726,366
-----------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       6,900      2,868,337
=======================================================================
                                                              5,985,833
=======================================================================

Greece-0.84%

Cosmote Mobile Communications, S.A. (Wireless
  Telecommunication Services)                    108,000      1,067,974
=======================================================================

Hong Kong-1.04%

Esprit Holdings Ltd. (Apparel Retail)            410,000        691,351
-----------------------------------------------------------------------
Kowloon Motor Bus Holdings Ltd. (Trucking)       141,600        624,612
=======================================================================
                                                              1,315,963
=======================================================================

Ireland-1.80%

Anglo Irish Bank Corp. PLC (Banks)               169,400      1,205,671
-----------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            27,400      1,072,984
=======================================================================
                                                              2,278,655
=======================================================================

Israel-1.24%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               40,600      1,567,566
=======================================================================

Italy-3.26%

Eni S.p.A. (Integrated Oil & Gas)                207,600      3,301,611
-----------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A.
  (Multi-Line Insurance)                          69,000        840,220
=======================================================================
                                                              4,141,831
=======================================================================

Japan-9.77%

Canon Inc. (Office Electronics)                   69,000      2,596,759
-----------------------------------------------------------------------
Fast Retailing Co. Ltd. (Apparel Retail)          33,900      1,193,029
-----------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                  45,900      1,696,493
-----------------------------------------------------------------------
Kyushu Electric Power Co., Inc. (Electric
  Utilities)                                      96,700      1,413,355
-----------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                 165,800      1,292,619
-----------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services) (Acquired 05/16/01-09/18/01; Cost
  $1,763,995)(b)                                     620      1,143,170
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
JAPAN-(Continued)

Ricoh Co., Ltd. (Office Electronics)              45,000   $    737,655
-----------------------------------------------------------------------
Takefuji Corp. (Consumer Finance)                 14,500        836,245
-----------------------------------------------------------------------
Tohoku Electric Power Co., Inc. (Electric
  Utilities)                                     101,600      1,494,382
=======================================================================
                                                             12,403,707
=======================================================================

MEXICO-1.02%

Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunication Services)         40,600      1,298,388
=======================================================================

NETHERLANDS-0.28%

Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunications Services)(a)                 54,323        353,559
=======================================================================

NORWAY-0.78%

Telenor ASA (Integrated Telecommunication
  Services)                                      257,900        986,112
=======================================================================

SINGAPORE-0.89%

Fraser & Neave Ltd. (Brewers)                    159,100        715,427
-----------------------------------------------------------------------
Want Want Holdings Ltd. (Packaged Foods &
  Meats)                                         696,000        414,120
=======================================================================
                                                              1,129,547
=======================================================================

SOUTH AFRICA-0.69%

Sasol Ltd. (Diversified Chemicals)                71,400        874,745
=======================================================================

SPAIN-5.77%

Amadeus Global Travel Distribution S.A.-Class
  A (Data Processing Services)                    79,100        326,328
-----------------------------------------------------------------------
Compania Espanola de Petroleos, S.A.
  (Integrated Oil & Gas)                          79,200      1,445,808
-----------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                   112,500      1,913,169
-----------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    22,700        575,478
-----------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 12/11/02-12/23/02; Cost
  $1,966,604)(b)                                  82,757      1,955,537
-----------------------------------------------------------------------
Telefonica Moviles, S.A. (Wireless
  Telecommunication Services)(a)                 170,400      1,109,040
=======================================================================
                                                              7,325,360
=======================================================================

SWITZERLAND-1.12%

Swisscom A.G. (Integrated Telecommunication
  Services)                                        4,900      1,420,110
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

UNITED KINGDOM-5.64%

British Airways PLC (Airlines)(a)                226,810   $    493,507
-----------------------------------------------------------------------
Capita Group PLC (Employment Services)           237,520        947,487
-----------------------------------------------------------------------
Cattles PLC (Consumer Finance)                    62,710        292,100
-----------------------------------------------------------------------
Lonmin PLC (Precious Metals & Minerals)           49,700        693,700
-----------------------------------------------------------------------
Marks & Spencer Group PLC (Department Stores)    163,176        828,447
-----------------------------------------------------------------------
McCarthy & Stone PLC (Real Estate Management
  & Development)                                  66,170        333,333
-----------------------------------------------------------------------
Next PLC (Department Stores)                      27,000        320,505
-----------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                     291,500      1,921,585
-----------------------------------------------------------------------
Standard Chartered PLC (Banks)(a)                 53,690        610,936
-----------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)      44,700        722,614
=======================================================================
                                                              7,164,214
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $57,645,534)                           59,257,223
=======================================================================

MONEY MARKET FUNDS-4.07%

STIC Liquid Assets Portfolio(c)                2,581,132      2,581,132
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                        2,581,132      2,581,132
=======================================================================
    Total Money Market Funds (Cost
      $5,162,264)                                             5,162,264
=======================================================================
TOTAL INVESTMENTS-100.31% (excluding
  investments purchased with cash collateral
  from securities loans) (Cost $126,480,997)                127,314,536
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANS

MONEY MARKET FUNDS-14.70%

STIC Liquid Assets Portfolio(c)(d)             9,325,781      9,325,781
-----------------------------------------------------------------------
STIC Prime Portfolio(c)(d)                     9,325,781      9,325,781
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loans)
      (Cost $18,651,562)                                     18,651,562
=======================================================================
TOTAL INVESTMENTS-115.01% (Cost $145,132,559)               145,966,098
=======================================================================
OTHER ASSETS LESS LIABILITIES-(15.01%)                      (19,050,581)
=======================================================================
NET ASSETS-100.00%                                         $126,915,517
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $3,098,707,which represented 2.44% of the Fund's net assets. These securities are not considered to be illiquid.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The security has been segregated to satisfy the forward commitment to return the cash received in securities lending transactions upon the borrowers return of the securities.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $145,132,559)*                               $145,966,098
-----------------------------------------------------------
Foreign currencies, at value (cost
  $849,442)                                         859,661
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                   51,231
-----------------------------------------------------------
  Dividends                                         219,112
-----------------------------------------------------------
Investment for deferred compensation plan             4,069
-----------------------------------------------------------
Other assets                                         33,450
===========================================================
    Total assets                                147,133,621
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             933,855
-----------------------------------------------------------
  Fund shares reacquired                            363,981
-----------------------------------------------------------
  Deferred compensation plan                          4,069
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                       18,651,562
-----------------------------------------------------------
Accrued distribution fees                           202,597
-----------------------------------------------------------
Accrued transfer agent fees                          51,425
-----------------------------------------------------------
Accrued operating expenses                           10,615
===========================================================
    Total liabilities                            20,218,104
===========================================================
Net assets applicable to shares outstanding    $126,915,517
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 68,335,357
___________________________________________________________
===========================================================
Class B                                        $ 54,029,022
___________________________________________________________
===========================================================
Class C                                        $  4,551,138
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           6,868,317
___________________________________________________________
===========================================================
Class B                                           5,561,512
___________________________________________________________
===========================================================
Class C                                             468,893
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       9.95
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.95 divided
      by 95.25%)                               $      10.45
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       9.71
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       9.71
___________________________________________________________
===========================================================

* At December 31, 2002, securities with an aggregate market value of $17,819,653 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $174,946)                                 $  2,361,949
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                             167,042
-----------------------------------------------------------
Interest                                              1,930
-----------------------------------------------------------
Security lending income                             170,730
===========================================================
    Total investment income                       2,701,651
===========================================================

EXPENSES:

Advisory fees                                     1,448,177
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       83,672
-----------------------------------------------------------
Distribution fees -- Class A                        384,743
-----------------------------------------------------------
Distribution fees -- Class B                        671,777
-----------------------------------------------------------
Distribution fees -- Class C                         44,046
-----------------------------------------------------------
Transfer agent fees                                 507,802
-----------------------------------------------------------
Trustees' fees                                        9,427
-----------------------------------------------------------
Other                                               211,242
===========================================================
    Total expenses                                3,410,886
===========================================================
Less: Fees waived                                   (79,200)
-----------------------------------------------------------
    Expenses paid indirectly                         (2,480)
===========================================================
    Net expenses                                  3,329,206
===========================================================
Net investment income (loss)                       (627,555)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (3,074,638)
-----------------------------------------------------------
  Foreign currencies                                189,879
-----------------------------------------------------------
  Option contracts written                           54,829
===========================================================
                                                 (2,829,930)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (12,131,576)
-----------------------------------------------------------
  Foreign currencies                                (65,446)
===========================================================
                                                (12,197,022)
===========================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (15,026,952)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(15,654,507)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (627,555)   $   (928,133)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (2,829,930)     (5,774,860)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (12,197,022)      3,354,422
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (15,654,507)     (3,348,571)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --        (423,628)
------------------------------------------------------------------------------------------
  Class B                                                               --        (318,023)
------------------------------------------------------------------------------------------
  Class C                                                               --         (17,612)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (4,031,844)     61,664,467
------------------------------------------------------------------------------------------
  Class B                                                      (20,504,241)     61,251,158
------------------------------------------------------------------------------------------
  Class C                                                          418,162       3,061,572
==========================================================================================
    Net increase (decrease) in net assets                      (39,772,430)    121,869,363
==========================================================================================

NET ASSETS:

  Beginning of year                                            166,687,947      44,818,584
==========================================================================================
  End of year                                                 $126,915,517    $166,687,947
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $145,167,876    $169,774,788
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (5,915)        (57,228)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (19,090,980)    (16,071,171)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                             844,536      13,041,558
==========================================================================================
                                                              $126,915,517    $166,687,947
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Trends Fund (the "Fund") is a separate series of AIM Series Trust (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each class will be voted on exclusively by the shareholders of such class.

  The Fund's investment objective is growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

       A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $79,200.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $320,613 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans for the year ended December 31, 2002, the Class A, Class B and Class C shares paid $384,743, $671,777 and $44,046, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $16,958 in front-end sales commissions from the sale of Class A shares and $815, $6 and $1,085 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,925 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,467 and reductions in custodian fees of $13 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,480.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At December 31, 2002, securities with an aggregate value of $17,819,653 were on loan to brokers. The loans were secured by cash collateral of $18,651,562 received by the Fund and subsequently invested in affiliated money market funds as follows: $9,325,781 in STIC Liquid Assets Portfolio and $9,325,781 in STIC Prime Portfolio. For the year ended December 31, 2002, the Fund received fees of $170,730 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                       --       $      --
----------------------------------------------------------
Written                                298         103,403
----------------------------------------------------------
Closed                                (298)       (103,403)
==========================================================
End of year                             --       $      --
__________________________________________________________
==========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002      2001
----------------------------------------------------------
Distribution paid from ordinary income    $--     $759,263
__________________________________________________________
==========================================================


Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments         $    844,536
-----------------------------------------------------------
Temporary book/tax differences                       (5,915)
-----------------------------------------------------------
Capital loss carryforward                       (18,088,457)
-----------------------------------------------------------
Post-October capital loss deferral               (1,002,523)
-----------------------------------------------------------
Shares of beneficial interest                   145,167,876
===========================================================
                                               $126,915,517
___________________________________________________________
===========================================================


  Unrealized appreciation includes appreciation on foreign currencies of $10,997.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                         CAPITAL LOSS
EXPIRATION               CARRYFORWARD
-------------------------------------
December 31, 2008        $10,412,542
-------------------------------------
December 31, 2009          5,422,021
-------------------------------------
December 31, 2010          2,253,894
=====================================
                         $18,088,457
_____________________________________
=====================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $110,157,709 and $131,240,758, respectively.

  The amount of unrealized appreciation of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 12,395,182
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (11,561,643)
===========================================================
Net unrealized appreciation of investment
  securities                                   $    833,539
___________________________________________________________
===========================================================
Cost of investments is the same for tax and financial
reporting purposes.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2002, undistributed net investment income was increased by $678,868, undistributed net realized gains decreased by $189,879 and shares of beneficial interest decreased by $488,989. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,266,381    $ 24,253,742     1,051,925    $ 11,552,469
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        936,078       9,711,743       279,609       3,031,532
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        564,146       5,848,635       177,877       2,007,543
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        35,953         382,178
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        26,764         279,423
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --         1,515          15,800
======================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                             --              --     5,799,931      61,986,519
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --     7,180,237      75,211,095
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --       300,794       3,146,355
======================================================================================================================
Conversion of Class B shares to Class A shares:**
  Class A                                                        861,814       9,217,406            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (878,858)     (9,217,406)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (3,589,667)    (37,502,992)   (1,114,317)    (12,256,699)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,041,108)    (20,998,578)   (1,639,419)    (17,270,892)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (521,726)     (5,430,473)     (190,150)     (2,108,126)
======================================================================================================================
                                                              (2,402,940)   $(24,117,923)   11,910,719    $125,977,197
______________________________________________________________________________________________________________________
======================================================================================================================

 * As the close of business on September 8, 2001, the Fund acquired all the net assets of AIM Global Consumer Products and Services Fund pursuant to a plan of reorganization approved by AIM Global Consumer Products and Services Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 13,280,962 shares of the Fund for 7,241,033 shares of AIM Global Consumer Products and Services Fund outstanding as of the close of business on September 8, 2001. AIM Global Consumer Products and Services Fund net assets at that date of $140,343,969 including $3,468,007 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before acquisition were $32,600,604.
** Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A(a)
                                                              ----------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                               2002           2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.00        $ 13.33       $ 15.78       $ 11.46       $ 10.63
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)(b)      (0.10)(b)     (0.19)(b)     (0.06)(b)     (0.02)(b)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.03)         (2.17)        (1.11)         5.86          1.01
==============================================================================================================================
    Total from investment operations                            (1.05)         (2.27)        (1.30)         5.80          0.99
==============================================================================================================================
Less distributions:
  Dividends from net investment income                             --          (0.06)           --            --         (0.02)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --             --         (1.15)        (1.48)        (0.14)
------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --             --            --            --            --
==============================================================================================================================
    Total distributions                                            --          (0.06)        (1.15)        (1.48)        (0.16)
==============================================================================================================================
Net asset value, end of period                                $  9.95        $ 11.00       $ 13.33       $ 15.78       $ 11.46
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                 (9.55)%       (17.03)%       (7.90)%       51.93%         9.37%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,335        $80,630       $20,751       $20,595       $17,822
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(d)       2.00%         2.00%         1.03%         0.50%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.05%(d)       2.25%         2.14%         1.16%         0.50%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.18)%(d)     (0.94)%       (1.27)%       (0.50)%       (0.21)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                            80%           154%          260%          147%           28%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(C) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $76,948,676.


                                                                                        CLASS B(a)
                                                              ---------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2002          2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.80       $ 13.12       $ 15.62       $ 11.41       $ 10.62
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(b)     (0.15)(b)     (0.26)(b)     (0.13)(b)     (0.07)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.02)        (2.13)        (1.09)         5.82          1.00
=============================================================================================================================
    Total from investment operations                            (1.09)        (2.28)        (1.35)         5.69          0.93
=============================================================================================================================
Less distributions:
  Dividends from net investment income                             --         (0.04)           --            --            --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --         (1.15)        (1.48)        (0.14)
=============================================================================================================================
    Total distributions                                            --         (0.04)        (1.15)        (1.48)        (0.14)
=============================================================================================================================
Net asset value, end of period                                $  9.71       $ 10.80       $ 13.12       $ 15.62       $ 11.41
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                (10.09)%      (17.36)%       (8.30)%       51.18%         8.83%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $54,029       $81,459       $22,279       $29,118       $25,555
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(d)      2.50%         2.50%         1.53%         1.00%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.55%(d)      2.75%         2.64%         1.66%         1.00%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.68)%(d)    (1.44)%       (1.77)%       (1.00)%       (0.71)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            80%          154%          260%          147%           28%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $67,177,739.

                                                                                        CLASS C(a)
                                                          -----------------------------------------------------------------------
                                                                                                                  JANUARY 2, 1998
                                                                                                                    (DATE SALES
                                                                       YEAR ENDED DECEMBER 31,                     COMMENCED) TO
                                                          -------------------------------------------------        DECEMBER 31,
                                                           2002          2001          2000          1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 10.79       $ 13.11       $ 15.62       $ 11.40           $10.62
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.07)(b)     (0.16)(b)     (0.26)(b)     (0.13)(b)        (0.08)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (1.01)        (2.12)        (1.10)         5.83             1.00
=================================================================================================================================
    Total from investment operations                        (1.08)        (2.28)        (1.36)         5.70             0.92
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         --         (0.04)           --            --               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --            --         (1.15)        (1.48)           (0.14)
=================================================================================================================================
    Total distributions                                        --         (0.04)        (1.15)        (1.48)           (0.14)
=================================================================================================================================
Net asset value, end of period                            $  9.71       $ 10.79       $ 13.11       $ 15.62           $11.40
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (10.01)%      (17.37)%       (8.37)%       51.33%            8.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $ 4,551       $ 4,600       $ 1,789       $   500           $  249
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           2.50%(d)      2.50%         2.50%         1.53%            1.00%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        2.55%(d)      2.75%         2.64%         1.66%            1.00%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.68)%(d)    (1.44)%       (1.77)%       (1.00)%          (0.71)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        80%          154%          260%          147%              28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(C) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $4,404,561.
(e)  Annualized.

Report of Independent Accountants

To the Board of Trustees and Shareholders of AIM Global Trends Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Trends Fund (the sole portfolio constituting AIM Series Trust; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Series Trust is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1998               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1997               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                            Member of Advisory Board of Rotary Power   investment company)
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; President and Chief Operating
                                                      Officer, Mercantile-Safe Deposit & Trust
                                                      Co.; and President, Mercantile
                                                      Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1997               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003

The address of each trustee and officer of AIM Series Trust is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1998               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      2002               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

================================================================================

                                   [ART WORK]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE



================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

     DOMESTIC EQUITY                      INTERNATIONAL/GLOBAL EQUITY                               FIXED INCOME

     MORE AGGRESSIVE                            MORE AGGRESSIVE                                         TAXABLE

AIM Emerging Growth Fund                AIM Developing Markets Fund                                 MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                    AIM High Yield Fund II
AIM Opportunities I Fund(2,3)           AIM International Emerging Growth Fund             AIM High Yield Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund                  AIM Strategic Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                        AIM Income Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                   AIM Global Income Fund
AIM Opportunities II Fund(2,3)          AIM Global Growth Fund                             AIM Total Return Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                        AIM Intermediate Government Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                             AIM Short Term Bond Fund
AIM Weingarten Fund                     AIM International Core Equity Fund(2)              AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                            AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                     MORE CONSERVATIVE                            AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                SECTOR EQUITY                                     MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                 MORE AGGRESSIVE                                       TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                      AIM New Technology Fund                                  MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                             AIM High Income Municipal Fund
AIM Charter Fund                        AIM Global Financial Services Fund                 AIM Municipal Bond Fund
AIM Basic Value Fund                    AIM Global Health Care Fund                        AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                          AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                      AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                         MORE CONSERVATIVE
                                           MORE CONSERVATIVE
MORE CONSERVATIVE

* Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.

As of 12/31/02.



                                      College     Separately
Mutual       Retirement               Savings       Managed     Offshore   Alternative   Cash
Funds        Products      Annuities   Plans       Accounts     Products   Investments   Management



                                                              [AIM LOGO]
                                                      --Registered Servicemark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                     --Registered Trademark --


                                                                        GTR-AR-1



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